UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
Amendment Number One

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Earliest Event Date requiring this Report:  November 16, 2015
Date of Report November 17, 2015
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	0-28331	84-1047159
(State of Incorporation or	(Commission File Number)	(I.R.S. Employer
Organization)	Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 252-3440
(Registrant's telephone number, including area code)

Item 2.02.    Results of Operations and Financial Condition.

On November 16, 2014, Capstone Companies, Inc., a Florida corporation, (the “Company”) issued a press release reporting the operating and financial results of the Company for the three months ended September 30, 2015.  On November 17, 2015, the Company held a webcast and conference call to discuss the operating and financial results for the three months ended September 30, 2015.  A copy of the November 16, 2015 press release is attached as Exhibit 99.2 to this Current Report on Form 8-K/A. A transcript of the November 17, 2015 webcast and conference call together with any such materials referenced during the webcast and conference call shall be filed as Exhibit 99.3 to Amendment Number Two to this Current Report on Form 8-K/A as soon as practicable.

A press release noticing the November 17, 2015 webcast and conference call was filed as Exhibit 99.1 to the Current Report on Form 8-K, dated November 3, 2015, as filed with the Commission on November 4, 2015, by the Company and is incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure

As noted above, the Company issued a press release for operating and financial results for the three months ended September 30, 2015 and the Company also held a webcast and conference call on November 17, 2015, to discuss the Company’s operating and financial results for the three months ended September 30, 2015. The press release announcing the operating and financial results for the fiscal quarter ending September 30, 2015 is attached as Exhibit 99.2 to this Current Report on Form 8-K/A.

*  *  *

The information discussed under Item 2.02 and Item 7.01 above, including Exhibit 99.1 and Exhibit 99.2 and Exhibit 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.    Financial Statements and Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.1
Press Release, dated November 3, 2015, announcing November 17, 2015 webcast and conference call to discuss Capstone Companies, Inc. operating and financial results for the three months ended September 30, 2015 #

99.2	Press Release, dated November 16, 2015, announcing financial results of Capstone Companies, Inc. for the fiscal quarter ending September 30, 2015. *
99.2	Transcript of November 17, 2015 webcast/conference call financial results of Capstone Companies, Inc. for the fiscal quarter ending September 30, 2015. *

*Filed Herein
# Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K, dated November 3, 2015, as filed with the Commission on November 4, 2015, by Capstone Companies, Inc.
^ To be filed by Amendment

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

Date:   November 20, 2015

By: /s/ Stewart Wallach
Chief Executive Officer